Exhibit 10.2

SECURITY AGREEMENT

This Security Agreement dated August 23,2005, is executed by Tri-Western Resources, LLC ('Debtor") whose principal office (or residence) address is 220 Industrial Street, Bakersfield, CA, 93307 in favor of Financial Federal Credit Inc. ("Secured Party") whose address is 7 Corporate Park Suite 240, Irvine, CA, 92606.

          1.      To secure the payment and performance of all indebtedness, obligations and liabilities of Debtor to Secured Party of whatever kind, whether previously, contemporaneously, or subsequently incurred or created, whether direct or acquired from third parties, whether contingent or fixed, and whether of the same or different classes (including, without limiting the generality of the foregoing, ail indebtedness, obligations and liabilities arising out of or relating to (i) advances, payments, loans, endorsements guaranties, extensions of credit financial accommodations and/or benefits granted or extended by Secured Party to or for the account of Debtor, (ii) notes, security agreements, lease agreements, rental agreements, installment sale contracts, bailment agreements, guaranties, and/or any other present or future agreements between Debtor and Secured Party, and/or (iii) expenses, charges, commissions and/or interest owing by Debtor to Secured Party or chargeable to Debtor by Secured Party) and all extensions, renewals and/or modifications of the foregoing (collectively, the "Obligations"), Debtor does hereby assign, transfer, pledge and grant to Secured Party a security interest/lien in/upon all property fisted on any Schedule to this Agreement (the "Property"), and in all goods, inventory, equipment accounts, accounts receivable, documents; instruments, chattel paper, contract rights, general intangibles, investment property, securities entitlements, deposit accounts, fixtures and other property, wherever located, now or hereafter belonging to Debtor or in which Debtor has any Interest, and in all proceeds, insurance proceeds, substitutions, replacement parts, additions and accessions of and/or to all of the foregoing (collectively, including the Property, the "Collateral"). Debtor and Secured Party acknowledge that Secured Party may (but shall lot be obligated to) make future loans or extensions of credit to or guaranteed by Debtor, refinance existing Obligations of or guaranteed by Debtor. or purchase from third parties loans or Indebtedness of or guaranteed by Debtor, and Secured Party and Debtor agree that the Collateral shall be security for any and all such indebtedness.

          2.      Debtor hereby represents end warrants to Secured Party and covenants and agrees with Secured Party as follows: (a) All information supplied and statements made to Secured Party by or an behalf of Debtor relating to the Obligations or the Collateral are and shall be true, complete and accurate, whether supplied or made prior to, contemporaneously with or subsequent to the execution of this Agreement (b) Debtor has good and marketable title to the Collateral, free and clear of any liens, security interests or encumbrances of any kind or nature whatsoever (except any claimed by Secured Party) and Debtor will warrant and defend the Collateral against all claims; (c) all Collateral listed on any Schedule to this Agreement is in Debtor's possession at the location shown above, unless a different location is disclosed on such Schedule for a particular item, and shall at all times remain in Debtor's possession and control; (d) Debtor shall not change (i) its name, (ii) the location of any Collateral, or (iii) the location of (as applicable) Debtor s residence, principal place of business, executive office or the place where Debtor keeps its business records, without thirty (30) days prior written notice to Secured Party; (e) Debtor has full, unrestricted and lawful power and authority to sell and assign the Collateral, to grant Secured Party a security interest/lien therein/thereto as herein provided and to execute and perform this Agreement and off other instruments and agreements executed by Debtor in favor of Secured Party, (f) if a corporation, a partnership, or a limited liability company, Debtor is (as applicable): (i) duly farmed, organized, validly existing and in good standing in the state of is incorporation or organization, (ii) duly qualified and in good standing in every jurisdiction where the nature of its business requires it to be so qualified, and (iii) authorized by all requisite action of its stockholders and directors, partners or managers to execute, deliver and perform this Agreement (g) Debtor shall cause Secured Party to have a security interest and lien in/upon the Collateral which at all times shall be duly perfected, enforceable and superior to any leans, encumbrances and interests other than Secured Party's, and Debtor shall not permit the Collateral or any portion thereof to be removed from the Continental United States, nor to be or become subject to any lien or encumbrance of any kind or nature whatsoever (except in favor of Secured Party), nor shall Debtor sell, pledge, grant arty security interest in, encumber, assign, rent lease, lend, destroy or otherwise transfer or dispose of, or permit the filing of a financing statement with respect to (except in favor of Secured Party) any Collateral, nor shall Debtor guarantee an obligation of any other person or entity except in favor of Secured Party, without the prior written consent of Secured Party in each instance; (h) Debtor shall comply (to the extent necessary to protect the Collateral and Secured Party's interest therein) with the provisions of all leases, mortgages, deeds of trust or other contracts affecting any premises where any Collateral is or may be located and with any rules, laws, orders, ordinances or statutes of any state, county, municipality or other authority having jurisdiction relating to such premises and/or the conduct of business thereon and/or use thereof (i) Debtor shall, at Debtor's solo cost and expense, keep and maintain all Collateral in good condition and repair, and shall use and maintain the Collateral in accordance with all applicable manufacturer's specifications and warranties; (j) all Collateral shall at all times remain personalty and shall not become part of any realty to which it may be attached so that Secured Party shall have the unrestricted right (subject only to the terms of this Agreement) to remove ail at any portion thereof from any premises where it may be located, and Debtor will obtain and deliver to Secured Party (in a form acceptable to Secured Patty) waivers from all landlords, mortgagees an owners of such premises; (k) Debtor shall (at Debtor's expense) upon request by Secured Party obtain, execute and deliver all assignments, certificates, financing statements or other documents, give further assurances and do all other acts and things as may be necessary to fully perfect Secured Party's Interest in the Collateral and to protect; enforce or otherwise effectuate the terms of this Agreement and (1) Secured Party has no obligation to lend or advance funds unless end until all representations, warranties, conditions and requirements contained herein have been satisfied including without limitation receipt by Secured Party of proof of ownership of the Collateral satisfactory to Secured Party in its sole discretion, and any applicable subordinations and/or lien releases maybe required by, and in a form acceptable to, Secured Party in its sole discretion. Debtor hereby irrevocably designates and appoints Secured Party as Debtor's agent end attorney-in-fact to sign and deliver all such assignments, certificates, financing statements and other documents necessary to perfect protect continue and/or enforce Secured Party's interest in the Collateral and to file same with the appropriate office(s). Debtor hereby authorizes Secured Party to file one or more financing statements in all appropriate locations.

          3.      Debtor hereby acknowledges the validity of and affirms all of the Obligations, agrees that they are and shall be secured by this Agreement and absolutely and unconditional) promises and agrees to punctually end fully pay and perform all Obligations. Debtor shall pay to Secured Party an demand, on any installment of the Obligations net fully paid prior to the fifth day (or such longer period as required by law) after its due date, a late charge equal to the maximum percentage of such overdue installment legally permitted as a late charge, not in exceed fire percent (5%); and after maturity of the entire unpaid indebtedness (whether by acceleration or otherwise) of any one or mote of the Obligations, Debtor shall pay, an demand, interest an such matured indebtedness (excluding unpaid late charges) at the maximum lawful daily rate, but not to exceed .0666% per day, until paid in full.

          4.      Debtor all insure the Collateral against all risks of loss or damage from every cause (including without limitation fire, theft, vandalism, accident, flood, earthquake and extended coverage) for not less than the full replacement value as determined by Secured Party in its sole discretion, and shall carry liability and property damage insurance covering the Collateral. All insurance shall be inform and amount and with licensed, solvent companies approved by Secured Party, and shall name Secured Party as sole loss payee. Debtor shall pay the premiums therefor and deliver said policies or duplicates to Secured Party. Each Insurer shall agree by endorsement upon the policy or policies issued by it or by independent instrument furnished to Secured Party to give Secured Party 30 days prior written notice before the policy shall be modified or canceled and that Secured Party's coverage shall not be diminished or invalidated by any negligence, actor omission of Debtor. The proceeds of such insurance, at the option of Secured Party, shall be applied toward the replacement or repair of the Collateral or toward payment of the Obligations. Debtor hereby irrevocably appoints Secured Party as its attorney-in-fact and agent to make claim for, adjust compromise, settle, receive payment of, and to sign all documents, chocks and/or drafts in payment of or relating to any claim for roes of or damage to the Collateral and for any returned premiums. If any required insurance expires, is canceled or modified, or is otherwise not in full force and effect Secured Party may but need not obtain replacement insurance. Secured Party may but need nut pay the premiums for insurance and/or replacement insurance an the amount of all premiums so paid by Secured Party shall be added to Debtors obligations hereunder and shall be reimbursed to Secured Party on demand together with interest thereon at the maximum lawful daily rate, not to exceed 0.0656% per day (but only to the extent permitted bylaw) from tie date paid by Secured Party until fully reimbursed by Debtor.

          5.      Secured Party shall have the right, at any reasonable time, to inspect all or any portion of the Collateral and/or Debtor's books and records. Debtor shall assist Secured Party in making any such inspection and Debtor shall reimburse Secured Party for its costs and expenses of making up to four such inspections per year. Upon request, Debtor shall, from time to time, furnish a current financial statement to Secured Party in form and content satisfactory to Secured Party, and shall provide annual certified financial statements within five (5) days of Secured Party's request therefor.

          6.      If Debtor shell fail to fully and timely pay, perform and fulfill any of its Obligations, covenants at agreements to or with Secured Party and/or if Debtor shall breach any of its warranties to Secured Party under this Agreement or otherwise, Secured Party shall have the option, in its sole discretion and without any obligation, to pay, perform, fulfill or cause the payment, performance or fulfillment of same on behalf of Debtor, and all costs and expenses incurred by Secured Party in connection therewith (including but not limited to attorneys' fees, bond premiums, court costs, costs of retaking, storing, preserving, selling and/or realizing on airy Collateral) shall be added to the Obligations hereby secured and shall be payable by Debtor to Secured Party upon demand together with interest thereon at the maximum lawful daily rate, not to exceed 0.0666% per day (but only to the extent permitted by law), from the date advanced by Secured Party until fully repaid. Secured Pa shall have no obligation to make any demand upon or give any notice to Debtor prior to the exercise of any of its rights under this paragraph; and neither the exercise nor the failure to exercise any such rights by Secured Party shall relieve Debtor of any default or constitute a waiver of Secured Party's right to enforce strict compliance with the terms of this Agreement at any time.

          7.      Debtor assumes all liability and risk of loss and agrees to defend, indemnify and hold Secured Party harmless from and against all claims, liabilities, causes of action and damages of any kind, including but not limited to injury to or death of any person(s) and for loss, damage or destruction of any property and for any fines, penalties, costs, expenses and, charges in any way arising out of or related to the Obligations, this Agreement, the Collateral or its use, possession, storage, maintenance, repair, transportation or operation (including without limitation all costs and expenses of investigation, all attorneys' fees, court costs, arbitration expenses and costs, and all special, consequential, compensating and punitive damages). Debtor, at its own cost and expense, shall use, operate, maintain, repair, transport and store the Collateral in a safe and careful manner in compliance with all applicable laws, rules and regulations (including without limitation those regulating hazardous substances, the environment and public health or safely), industry standards, insurance requirements and manufacturer's specifications and service bulletins. Debtor also assumes and agrees to indemnify, pay and hold harmless Secured Party and its directors, officers, employees and agents from all expenses, losses, costs, claims, actions, causes of action, damages of any kind, liabilities, expenses and attorneys' fees that Secured Party may incur or sustain In obtaining or enforcing payment or performance of any of the Obligations or exercising its' rights and remedies under this Agreement or in connection with any action, proceeding or appeal arising out of or related to this Agreement, the Obligations and/or the Collateral, whether brought by Debtor or any third party. The obligations Debtor under this paragraph shall survive termination of this Agreement.

          8.      If any Event of Default exists, Secured Party without notice or demand may do one or more of the following, in any order, and such remedies shall be cumulative (none of which shall be exclusive but each is In addition to any other remedy available to Secured Party): (a) Secured Party may accelerate the maturity of the Obligations and declare same to beat once due end payable whereupon they shall be immediately due and payable; (b) Secured Party may require Debtor to pay all accrued interest, late charges, collection charges, reimbursement for any and all expenses incurred by Secured Party in enforcing any of the Obligations or this Agreement and reasonable attorneys' fees; (c) Secured Party may require Debtor to deliver any or all of the Collateral at Debtor's expense to such place or places as Secured Party may designate; (d) Secured arty may repossess/take possession of any or all of the Collateral wherever found, voluntarily or involuntarily, without notice, demand or legal process (Debtor, if permitted by applicable law, hereby waiving any right to notice or a hearing), and Secured Party may enter the premises where any or all Collateral are located and disconnect, render unusable, and remove any or all Collateral without liability to Defter arising out such entry, taking of possession or removal, and may use such premises w out charge to store or show the Collateral for sale or other disposition; (a) Secured Party may sell the Collateral by public or private sale, hold, retain the Collateral in It or partial satisfaction of the indebtedness due to Secured Party, or otherwise dispose of the Collateral in any manner it chooses, free and clear of any claims or rig to of Debtor, and/or (f) Secured Party may sue to enforce Debtor's performance hereof, or may exercise any other right or remedy then available to Secured Party permitted at law or in equity whether or not stated herein. Failure or delay an the part of Secured Party to exercise any right or remedy hereunder shall not operate as a waiver thereof. Debtor agrees that any public or private sale shall be deemed commercially reasonable (i) if notice of any such sale is mailed to Debtor (at the address for debtor specified herein) at least ion (10) days prior to the date of any public sale or after which any private sale will occur; (ii) if notice of any public sale is published in newspaper of general circulation in the county where the sale will occur at least once within the ten (10) days prior to the sale; (iii) whether the items are sold in

DEBTOR: Tri-Western Resources, LLC

By: /s/ Marshall W. Pettit
Managing Director

By: /s/ Henry J. Noyes
Executive Director